Exhibit 99.1
For Release May 28, 2015
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Renee Lyall
Infoblox
408.986.4748
rlyall@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Third Quarter of Fiscal 2015 Results
Company Reports Record Revenue

SANTA CLARA, Calif., May 28, 2015 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its third fiscal quarter ended April 30, 2015. Total net revenue for the third quarter of fiscal 2015 was a record $78.1 million, an increase of 28.0% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $5.1 million, or $0.09 net loss per fully diluted share, for the third quarter of fiscal 2015, compared with a net loss of $7.4 million, or $0.14 net loss per fully diluted share, for the third quarter of fiscal 2014.
The Company reported non-GAAP net income of $7.2 million, or $0.12 diluted net income per share on a non-GAAP weighted-average share basis, for the third quarter of fiscal 2015, compared with non-GAAP net income of $3.8 million, or $0.07 diluted net income per share on a non-GAAP weighted-average share basis, for the third quarter of fiscal 2014. The GAAP to non-GAAP reconciling items for the third quarters of fiscal years 2015 and 2014 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“Our third quarter results highlight continued improvements in execution as we delivered record revenue driven by sequential and year-over-year product revenue growth,” said Jesper Andersen, president and chief executive officer of Infoblox.  “We continue to see strong demand for our core DDI solutions with both new customer deployments and existing customers upgrading to the newest version of our products,” continued Andersen. “Our Security solutions continued to perform very well, as customers are focused on securing their most important network services, such as DNS.  In the third quarter, we saw an increase in customers in our target customer base, i.e. those with greater than 10,000 employees, purchasing our solutions.  Looking forward, we believe the company is well-positioned to build on the momentum.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the fourth fiscal quarter ending July 31, 2015. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the fourth fiscal quarter ending July 31, 2015, the Company currently expects:
•Total net revenue in the range of $79 million to $81 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 7% to 8%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.09 to $0.10, assuming approximately 61.2 million shares on a non-GAAP diluted weighted-average share basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide fourth fiscal quarter 2015 and fiscal year 2015 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Income tax adjustment: For purposes of calculating non-GAAP net income and non-GAAP EPS, our interim U.S. income tax provision is recognized based on the percentage of year-to-date non-GAAP pre-tax income (loss) over projected fiscal 2015 non-GAAP pre-tax income (loss).
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses with income taxes adjusted to reflect our estimated effective tax rate on a non-GAAP basis. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, May 28, 2015 at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal third quarter 2015 financial results. To access the call, investors may dial 800-230-1092 (domestic) or 612-234-9960 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 359726.
About Infoblox
Infoblox (NYSE:BLOX) delivers network control solutions, the fundamental technology that connects end users, devices, and networks. These solutions enable more than 8,100 enterprises and service providers to transform, secure, and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy, and uptime. Infoblox (www.infoblox.com) is headquartered in Santa Clara, California and has operations in over 25 countries.

###
Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Andersen and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for automated network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of May 28, 2015, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this May 28, 2015 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2015	January 31, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Net revenue:
Products and licenses	$40,737	$37,917	$30,799	$110,162	$98,326
Services	37,366	36,387	30,223	108,964	87,099
Total net revenue	78,103	74,304	61,022	219,126	185,425
Cost of revenue:
Products and licenses	9,069	8,787	7,119	25,323	22,092
Services	8,257	7,491	6,665	23,215	19,119
Total cost of revenue	17,326	16,278	13,784	48,538	41,211
Gross profit	60,777	58,026	47,238	170,588	144,214
Operating expenses:
Research and development	16,709	15,504	12,175	46,783	35,619
Sales and marketing	39,536	39,788	34,589	117,779	100,574
General and administrative	9,740	9,355	7,839	27,055	21,673
Total operating expenses	65,985	64,647	54,603	191,617	157,866
Loss from operations	(5,208)	(6,621)	(7,365)	(21,029)	(13,652)
Other income (expense), net	206	(590)	124	(574)	(80)
Loss before provision for (benefit from) income taxes	(5,002)	(7,211)	(7,241)	(21,603)	(13,732)
Provision for (benefit from) income taxes	134	(200)	201	754	653
Net loss	$(5,136)	$(7,011)	$(7,442)	$(22,357)	$(14,385)
Net loss per share - basic and diluted	$(0.09)	$(0.13)	$(0.14)	$(0.40)	$(0.27)
Weighted-average shares used in computing basic and diluted net loss per share	56,928	56,087	54,055	56,120	53,485

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2015	January 31, 2015	April 30, 2014	April 30, 2015	April 30, 2014
Gross Profit Reconciliation:
GAAP gross profit	$60,777	$58,026	$47,238	$170,588	$144,214
Stock-based compensation expense	1,001	1,201	953	3,405	2,617
Amortization of intangible assets	290	290	290	870	820
Non-GAAP gross profit	$62,068	$59,517	$48,481	$174,863	$147,651
Gross Margin Reconciliation:
GAAP gross margin	77.8%	78.1%	77.4%	77.8%	77.8%
Stock-based compensation expense	1.3	1.6	1.5	1.6	1.4
Amortization of intangible assets	0.4	0.4	0.5	0.4	0.4
Non-GAAP gross margin	79.5%	80.1%	79.4%	79.8%	79.6%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(5,208)	$(6,621)	$(7,365)	$(21,029)	$(13,652)
Stock-based compensation expense	11,759	12,117	10,674	36,098	30,139
Amortization of intangible assets	617	617	617	1,851	1,801
Non-GAAP operating income	$7,168	$6,113	$3,926	$16,920	$18,288
Operating Margin Reconciliation:
GAAP operating margin	(6.7%)	(8.9%)	(12.1%)	(9.6%)	(7.4%)
Stock-based compensation expense	15.1	16.3	17.5	16.5	16.3
Amortization of intangible assets	0.8	0.8	1.0	0.8	1.0
Non-GAAP operating margin	9.2%	8.2%	6.4%	7.7%	9.9%
Net Income (Loss) Reconciliation:
GAAP net loss	$(5,136)	$(7,011)	$(7,442)	$(22,357)	$(14,385)
Stock-based compensation expense	11,759	12,117	10,674	36,098	30,139
Amortization of intangible assets	617	617	617	1,851	1,801
Income tax adjustment	(45)	(457)	—	(167)	—
Non-GAAP net income	$7,195	$5,266	$3,849	$15,425	$17,555

Non-GAAP EPS	$0.12	$0.09	$0.07	$0.26	$0.30
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	56,928	56,087	54,055	56,120	53,485
Additional dilutive securities for non-GAAP income	3,295	2,372	2,540	2,357	4,301
Weighted-average shares used in calculating non-GAAP diluted net income per share	60,223	58,459	56,595	58,477	57,786

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	April 30, 2015	July 31, 2014
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$90,822	$78,535
Short-term investments	228,082	191,316
Accounts receivable, net	38,112	36,420
Inventory	8,296	6,345
Prepaid expenses and other current assets	9,888	7,506
Total current assets	375,200	320,122
Property and equipment, net	21,952	18,785
Restricted cash	3,514	3,516
Intangible assets, net	2,245	4,096
Goodwill	33,293	33,293
Other assets	1,722	756
TOTAL ASSETS	$437,926	$380,568
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$20,644	$15,648
Accrued compensation	20,109	13,197
Deferred revenue, net	96,002	81,964
Total current liabilities	136,755	110,809
Deferred revenue, net	39,663	34,149
Other liabilities	5,706	6,314
TOTAL LIABILITIES	182,124	151,272
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 57,390 shares and 55,065 shares issued and outstanding as of April 30, 2015 and July 31, 2014	6	6
Additional paid-in capital	414,614	365,833
Accumulated other comprehensive loss	(2)	(84)
Accumulated deficit	(158,816)	(136,459)
TOTAL STOCKHOLDERS’ EQUITY	255,802	229,296
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$437,926	$380,568

(a) Derived from the July 31, 2014 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended April 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(22,357)	$(14,385)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	36,098	30,139
Depreciation and amortization	6,712	6,556
Excess tax benefits from employee stock plans	(247)	(133)
Other	1,665	455
Changes in operating assets and liabilities:
Accounts receivable, net	(1,692)	5,745
Inventory	(2,608)	(1,294)
Prepaid expenses, other current assets and other assets	(2,568)	1,215
Accounts payable and accrued liabilities	2,762	1,471
Accrued compensation	6,912	627
Deferred revenue, net	19,552	12,198
Other liabilities	(670)	(583)
Net cash provided by operating activities	43,559	42,011
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(114,484)	(92,947)
Proceeds from maturities of short-term investments	76,450	62,070
Proceeds from sales of short-term investments	1,001	—
Purchases of property and equipment	(5,552)	(4,699)
Business acquisition	—	(1,000)
Net cash used in investing activities	(42,585)	(36,576)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	12,318	16,272
Excess tax benefits from employee stock plans	247	133
Net cash provided by financing activities	12,565	16,405

Effect of foreign exchange rate changes on cash and cash equivalents	(1,252)	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	12,287	21,840
CASH AND CASH EQUIVALENTS—Beginning of period	78,535	69,828
CASH AND CASH EQUIVALENTS—End of period	$90,822	$91,668
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$2,960	$320
Cash paid for income taxes, net	$425	$353
Restricted stock units released in connection with business acquisition	$—	$573